SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
     [  ] Preliminary proxy statement
     [  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X] Definitive proxy statement
     [  ] Definitive additional materials
     [  ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

PINNACLE FINANCIAL PARTNERS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

     Payment of filing fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies
(2)	Aggregate number of securities to which transactions applies
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
(4)	Proposed maximum aggregate value of transaction
(5)	Total fee paid

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid
(2)	Form, Schedule or Registration Statement No.
(3)	Filing Party
(4)	Date Filed

PINNACLE FINANCIAL PARTNERS, INC.
211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(615) 744-3700

March 17, 2003

Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at the BellSouth Amphitheater, BellSouth Tower, 333 Commerce Street, Nashville, Tennessee 37201, on Tuesday, April 15, 2003, at 11 a.m. CST. I sincerely hope that you will be able to attend the meeting and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations for the year ended December 31, 2002 and during the first quarter of 2003, as well as our plans for the future. Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the meeting.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of Pinnacle Financial Partners. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs. If you decide later to attend the meeting, you may withdraw your proxy at any time and vote your shares in person.

Sincerely,

/s/ M. TERRY TURNER M. Terry Turner President and Chief Executive Officer

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR 2003 ANNUAL MEETING
OTHER MEETING AND VOTING INFORMATION
PROPOSAL #1: ELECTION OF DIRECTORS
EXECUTIVE MANAGEMENT INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
GENERAL INFORMATION
Appendix A

PINNACLE FINANCIAL PARTNERS, INC.
211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(615) 744-3700

* * * * * * * * *

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 15, 2003

* * * * * * * * *

     The annual meeting of shareholders of Pinnacle Financial Partners, Inc. will be held on Tuesday, April 15, 2003, at 11 a.m. CST at the BellSouth Amphitheater, BellSouth Tower, 333 Commerce Street, Nashville, Tennessee 37201 for the following purposes:

(1)	To elect four persons to serve as Class III directors for a three-year term and

(2)	To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has set the close of business on February 24, 2003, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

By Order of the Board of Directors,

/s/ HUGH M. QUEENER Hugh M. Queener Corporate Secretary

March 17, 2003

PINNACLE FINANCIAL PARTNERS, INC.
211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(615) 744-3700

* * * * * * * * *

PROXY STATEMENT FOR 2003 ANNUAL MEETING

* * * * * * * * *

     The Board of Directors of Pinnacle Financial Partners, Inc. (the “Company”) is furnishing this proxy statement in connection with its solicitation of proxies for use at the 2003 Annual Meeting of Shareholders (the “Meeting”) to be held on Tuesday, April 15, 2003, and at any adjournments of the meeting. The enclosed proxy is solicited by the Board of Directors of the Company.

     The close of business on February 24, 2003, is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on March 17, 2003.

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value authorized, of which 3,692,053 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

OTHER MEETING AND VOTING INFORMATION

Proxy Voting Procedures

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted FOR a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to Mr. Hugh M. Queener, Corporate Secretary, Pinnacle Financial Partners, Inc., 211 Commerce Street Suite 300, Nashville, Tennessee 37201, either a written revocation of the proxy or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the meeting and voting in person.

Shareholder Approval Requirements

     A quorum will be present at the meeting if at least 1,846,027 shares are represented in person or by valid proxy at the Meeting, which is a majority of the Company’s outstanding shares of common stock. According to Tennessee law and the Company’s charter and by-laws, the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at

Pinnacle Financial Partners, Inc.	Page 1

the Meeting, whether those shareholders vote “for”, “against” or “abstain” from voting, and broker non-votes will be counted for purposes of determining whether a quorum is present.

     Election of directors. The election of each director nominee requires the favorable vote of a plurality of all votes cast at the Meeting. To be elected, a director nominee must receive more votes than any other nominee for the same seat on the Board of Directors. Only those votes actually cast FOR the election of a director, however, will be counted for purposes of determining whether a particular director nominee received sufficient votes to be elected. Abstentions (withhold authority) and broker non-votes on returned proxies and ballots will not be counted as FOR a nominee. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     Other Matters. Any other matter that may properly come before the annual meeting requires the number of votes cast in favor of the matter to exceed the number of votes cast against the matter. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all of these proposals will not be counted as in favor or against the matter. As a result, such abstentions will have no effect on the outcome of the voting on the matter.

     Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as “broker non-votes” with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, will have no effect on the vote on any matter before the meeting.

Proxy Solicitation

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

Shareholder Proposals for Next Year’s Meeting

     In order for shareholder proposals for the 2004 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s 2004 Proxy Statement, all such proposals must be mailed to Hugh M. Queener, executive vice president, Corporate Secretary, Pinnacle Financial Partners, Inc., 211 Commerce Street, Suite 300, Nashville, Tennessee 37201, and must be received no later than the close of business December 16, 2003. After this date, a shareholder who intends to raise a proposal to be acted upon at the 2004 Annual Meeting of Shareholders, but who does not desire to include the proposal in the Company’s 2004 Proxy Statement, must inform the Company in writing no later than February 11, 2004. If notice is not provided by that date, the Board may exclude such proposals from being acted upon at the 2004 Annual Meeting of Shareholders. Further, if the Board elects not to exclude the proposal from consideration at the meeting (although not included in the Proxy Statement), the persons named as proxies in the Company’s proxy for the 2004 Annual Meeting of Shareholders may exercise their discretionary authority to act upon any such proposal.

Pinnacle Financial Partners, Inc.	Page 2

PROPOSAL #1: ELECTION OF DIRECTORS

     The Company’s Bylaws provide that the Board shall consist of not less than five (5) nor more than twenty-five (25) directors, and shall be divided into three classes, each class to be as nearly equal in number as practicable. Currently, the Company’s Board has 12 members.

     The terms for four (4) directors expire at the 2003 Meeting. These directors are Messrs. Polley, Shaub, Smith and Turner. The nomination of these directors for their re-election to another three-year term has been approved by the Board. There are four (4) other directors whose terms expire at the 2004 annual meeting and four (4) directors whose terms expire at the 2005 annual meeting. In each case, directors are elected until their respective successors are duly elected and qualified. At each annual meeting, one class of directors is elected for a three-year term.

     Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered thereby FOR the nominees as listed. Each nominee has consented to be a candidate and to serve, if elected. While the Board has no reason to believe that any nominee will be unavailable, if such an event should occur, it is intended that such shares will be voted for substitute nominee(s) as selected by the Board.

     Pursuant to the Bylaws of the Company, any shareholder may nominate for election to the Company’s Board a shareholder(s), including themselves, provided that the nomination is received by the Secretary of the Company no later than March 27, 2003. Each nomination submitted in this manner shall include the name and address of the nominee(s) and all other information with respect to the nominee as required to be disclosed in the proxy statement for the election of directors under applicable rules of the Securities and Exchange Commission, including the nominee’s consent to being named as a nominee and to serving as a director, if elected. Additionally, the nominating shareholder must provide his or her name and address as it appears in the stock records of the Company and the number of shares of common stock beneficially owned.

     All of the Company’s Directors also currently serve as directors of the Company’s wholly-owned subsidiary, Pinnacle National Bank (the “Bank”), Nashville, Tennessee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED DIRECTOR NOMINEES.

Nominees for Election to the Board

CLASS III DIRECTORS:

Dale W. Polley (53)	Director since February 28, 2000
Term to expire 2003

Chairman of the Audit Committee and member of the Executive Committee

Mr. Polley retired as a vice chairman and member of the board of directors of First American Corporation and First American National Bank in 2000. In the nine years preceding these positions, Mr. Polley served in various executive management positions at First American, which included serving as its president from 1997 to 1999. Before joining First American in 1991, Mr. Polley was group executive vice president and treasurer for C&S/Sovran Corporation, and held various positions within Sovran before

Pinnacle Financial Partners, Inc.	Page 3

its merger with C&S. Mr. Polley joined Sovran from Commerce Union Bank of Nashville where he was its executive vice president and chief financial officer.

Mr. Polley serves on the boards of directors of O’Charley’s Inc., Nashville Sports Council, Music City Bowl (currently Chairman elect), T.J. Martell Foundation, St. Thomas Foundation (currently Treasurer) and Vanderbilt-Ingram Cancer Center. Additionally, he has formerly served on the boards of directors of the Federal Reserve Bank of Atlanta (Nashville branch), the American Cancer Society, the American Heart Association, the Pencil Foundation, YMCA, and the United Way, where he served as chairman of the board and chairman of the community’s 1995 fundraising campaign. Mr. Polley has also served as president of the Nashville Club for the University of Kentucky Alumni Association. In 2001, Mr. Polley served as the chairman of the steering committee for the Nashville Sports Council’s hosting of the 2001 SEC Men’s Basketball Tournament. Mr. Polley is a member of Leadership Nashville, Tennessee Society of Certified Public Accountants and the Financial Executives Institute.

James L. Shaub, II (45)	Director since February 28, 2000
Term to expire 2003

Chairman of the Human Resources and Nominating Committee and member of the Executive Committee

Mr. Shaub is president and chief executive officer of Southeast Waffles, LLC, a multi-state Waffle House franchise based in Nashville. Mr. Shaub is a graduate of Vanderbilt University where he received a bachelor’s degree in economics. Before his career as a restaurateur, Mr. Shaub was vice president of NationsBank of Tennessee, formerly Commerce Union Bank. He has been very active in Nashville civic affairs, serving as a board member of the Cumberland Science Museum and Grassmere Wildlife Park and as president of the Nashville Child Center.

Reese L. Smith, III (54)	Director since February 28, 2000
Term to expire 2003

Member of the Audit Committee

Mr. Smith is president of Haury & Smith Contractors, Inc., a real estate development and home building firm. He is a native Tennessean, and has operated this business in the Nashville area since his graduation from the University of Tennessee at Martin in 1970. From 1996 to 1999, Mr. Smith served as a board member of First Union National Bank of Nashville, and was a founder and director of Brentwood National Bank from its inception in 1991 to 1996. Mr. Smith serves on the Tennessee State Board for Licensing Contractors. He previously served as a trustee of Brentwood Academy and as president of the Battle Ground Academy Alumni Association. Currently, Mr. Smith serves as a national director of the National Association of Home Builders and is chairman of the trustees at Forest Hills United Methodist Church and trustee for Martin Methodist College.

Pinnacle Financial Partners, Inc.	Page 4

M. Terry Turner (48)	Director since February 28, 2000
Term to expire 2003

President and Chief Executive Office, Chairman of the Executive Committee, Vice Chairman of the Board

Mr. Turner is the vice chairman of the board, president and chief executive officer of the Company and the Bank. Mr. Turner is a graduate of the Georgia Institute of Technology where he received his bachelor’s degree in Industrial Management in 1976. Following his graduation, Mr. Turner worked for Arthur Andersen & Company as a consultant in Atlanta, Georgia, and joined one of his clients, Park National Bank, Knoxville, Tennessee in 1979 where he held various management positions, including senior vice president of the bank’s commercial division. In 1985, Mr. Turner joined First American National Bank, Nashville, Tennessee, as a result of its acquisition of Park National Bank. Mr. Turner served from January 1994 until November 1998 as President of the Retail Bank of First American National Bank. From November 1998 until October 1999, he served as President of the Investment Services Group of First American Corporation. Mr. Turner’s banking career at First American in Nashville covered 14 years, and entailed executive level responsibilities for almost all aspects of its banking and investment operations.

During Mr. Turner’s tenure in Nashville, he has served as an advisory board chairman for the Salvation Army, vice chairman for the Southern Baptist Foundation and as a member of the board of trustees of Belmont University. Mr. Turner currently serves on the executive committee of the Nashville Credit Bureau and on the board of trustees for Brentwood Academy. Mr. Turner is an active member in the Young President’s Organization and is also a member of numerous local clubs and organizations including Leadership Nashville and Caduceus Society.

Continuing Directors Until 2004 Meeting

CLASS I DIRECTORS:

Sue G. Atkinson (62)	Director since February 28, 2000 Term to expire 2004

Chairman of the Community Affairs Committee and a member of the Executive Committee

Ms. Atkinson has been chairman of Atkinson Public Relations of Nashville, Tennessee since 1986. Ms. Atkinson was raised in Tennessee and educated at Vanderbilt University, Nashville, Tennessee, where she received a bachelor’s degree. She began her professional career as director of development for Nashville Public Television in 1971, serving until 1979. In 1979, she opened Holder Kennedy Public Relations of Nashville, and was president of that firm until founding her own public relations firm in 1986. In the area of public relations, Ms. Atkinson worked with First American Corporation from 1991 until 2000 (the year the Company was founded), and with Commerce Union/Sovran Bank/C&S Sovran from 1986 to 1991. Ms. Atkinson currently serves on the Board of Directors of the Pencil Foundation and is chair-elect. Ms. Atkinson formerly served on the Board of Directors of the Nashville Area Chamber of Commerce, the Metropolitan Nashville Convention Commission, the Nashville Symphony Association, Children’s

Pinnacle Financial Partners, Inc.	Page 5

Hospital of Vanderbilt University and Leadership Nashville. She has also served on the board of trustees of the Alumni Association of Vanderbilt University.

Gregory L. Burns (47)	Director since June 17, 2001
Term to expire 2004

Member of the Human Resources and Nominating Committee

Mr. Burns serves as chairman of the board and chief executive officer for O’Charley’s Inc. Mr. Burns joined O’Charley’s in 1983 as controller, and later held the positions of executive vice president, chief financial officer and president. Prior to joining O’Charley’s, he served as chief financial officer for the Nashville Banner Publishing Company and a senior accountant for Price Waterhouse. Mr. Burns recently served as chairman of the board of directors for Nashville Sports Council and is a board member for the Nashville Symphony, Boy Scouts of America of the Middle Tennessee Council and the University of Kentucky Business Partnership Foundation.

Colleen Conway-Welch (58)	Director since February 28, 2000
Term to expire 2004

Member of the Community Affairs Committee

Ms. Conway-Welch is the dean and chief executive officer of the Vanderbilt University School of Nursing, Nashville, Tennessee, a position she has held since 1984. Because of her international stature as a voice for the nursing profession, Ms. Conway-Welch has been previously called on to advise both President Reagan’s 1988 Commission on HIV and the 1998 Congressional National Bipartisan Commission on the Future of Medicare, the 2002 Advisory Council to Secretary Thompson on Public Health Preparedness and the Center for Medicare and Medicaid’s Advisory Committee. Her professional activities include or have included serving as a member of the Board of Directors for First Union National Bank of Tennessee, the American Physicians Network, Ardent Health Systems, Caremark RX, Inc. and RehabCare Group. In her community role, she has served on the Board of Directors for the Nashville Symphony, chaired the “Report Card” Committee on Nashville Schools for the Nashville Area Chamber of Commerce and is a member of the Nashville Rotary. Ms. Conway-Welch chaired the Middle Tennessee United Way annual campaign in 1999.

Clay T. Jackson, CPCU (49)	Director since February 28, 2000
Term to expire 2004

Member of the Audit and Human Resources and Nominating Committees

Mr. Jackson is president and a principal of Cooper, Love & Jackson, a 100+ year old, independent insurance agency. The agency provides a full range of personal and commercial insurance products. He has served in this capacity since 1989. Mr. Jackson is active in the Nashville community and has served on the Boards of the Nashville Institute of the Arts, the Nashville Ballet, president of the Nashville Humane Society and the alumni Board of Washington & Lee University. Mr. Jackson has served on various committees for the Insurors of Nashville, the Insurors of Tennessee, as a member of Partnership 2000 Committee for the Nashville Area Chamber of Commerce and on the

Pinnacle Financial Partners, Inc.	Page 6

Board of USF&G. He is a member of the Nashville Rotary Club, a member of Partnership 2010 Committee for the Nashville Area Chamber of Commerce, co-chair of the Alexis de Tocqueville Society of United Way of Middle Tennessee and currently serves on the Boards of Montgomery Bell Academy, Leadership Nashville and the Insurors of Tennessee. Mr. Jackson is a native Nashvillian and life-long member of St. George’s Episcopal Church.

Continuing Directors Until 2005 Meeting

CLASS II DIRECTORS:

John E. Maupin, Jr., D.D.S. (54)	Director since March 28, 2000
Term to expire 2005

Member of the Community Affairs Committee

Dr. Maupin is president and chief executive officer of Meharry Medical College, a position he has held since 1994. Located in Nashville, Tennessee, Meharry is one of the nation’s largest private minority institutions exclusively dedicated to the education of health care professionals and biomedical scientists. Dr. Maupin came to Meharry from the Morehouse School of Medicine in Atlanta, Georgia, where he served as executive vice president from 1989 to 1994. Before joining Morehouse, he was chief executive officer of Southside Healthcare, Inc., from 1987 to 1989 and prior to that Deputy Commissioner of Health, Baltimore City Health Department (1981-1987). Dr. Maupin has served as president of the National Dental Association, and has served on several national professional advisory groups, including the Board of Scientific Counselors and National Institute of Dental Research. Currently, he serves as a member of the National Committee of Foreign Medical Education Accreditation for the U.S. Department of Education, and the Board of Overseers of the Vanderbilt-Ingram Cancer Center. Dr. Maupin is also active in the Nashville community as a board member of the North Nashville Community Development Corporation, Community Foundation of Middle Tennessee and the Nashville Chamber of Commerce. He currently serves on the Board of Directors of LifePoint Hospitals, Inc., VALIC Companies I and II of American International Group Inc., US Life Income Fund and Monarch Dental Corporation.

Robert A. McCabe, Jr. (52)	Director since February 28, 2000
Term to expire 2005

Chairman of the Board and Chief Financial Services Officer and member of the Executive and Community Affairs Committees

Mr. McCabe began his banking career with the former Park National Bank of Knoxville, Tennessee, as an officer trainee in 1976. From 1976 to 1984, Mr. McCabe held various positions with Park National Bank in Knoxville, including senior vice president, until the acquisition of Park National by First American National Bank in 1985. Mr. McCabe joined First American as an executive vice president of the retail bank of First American National Bank of Nashville, a position he held until 1987 when First American promoted him to president and chief operating officer of the First American Bank of Knoxville. In 1989, Mr. McCabe was given added responsibility by being named president and chief operating officer for First American’s east Tennessee region. Mr. McCabe continued in that position until 1991, when First American selected him as president of First

Pinnacle Financial Partners, Inc.	Page 7

American’s Corporate Banking division, and shortly thereafter, as president of its General Banking division. In 1994, First American appointed Mr. McCabe as a vice chairman of First American Corporation.

In March 1999, Mr. McCabe was appointed by First American to manage all banking and non-banking operations, a position he held until First American’s merger with AmSouth Bancorporation in October 1999. In addition to his banking experience with First American, Mr. McCabe serves as a director of SSC Service Solutions, Nashville, Tennessee and National Health Investors of Murfreesboro, Tennessee.

Mr. McCabe has been active in various civic organizations within his community, including Leadership Knoxville, Leadership Nashville and Nucleus Knoxville. He is a member of the World President’s Organization, Chief Executives Organization and serves as a trustee for both The Ensworth School and Cheekwood Associates. In addition, Mr. McCabe serves as chairman of the Downtown Nashville Partnership and is president-elect of the Middle Tennessee Boy Scouts Council. He also serves on the boards of the Nashville Area Chamber of Commerce, the Nashville Symphony, and Friends of Warner Parks.

Robert E. McNeilly, Jr. (70)	Director since February 28, 2000
Term to expire 2005

Member of the Audit, Human Resources and Nominating and Community Affairs Committees

Mr. McNeilly is a retired banker, and is currently a board member of the Ragland Corporation, a privately-owned, real estate holding company. From 1993 to 1996, Mr. McNeilly served as president of First American Trust Company, Nashville, Tennessee, and from 1986 to 1993, as the chairman of First American Bank of Nashville. Prior to 1986, Mr. McNeilly was involved in the printing industry for 29 years where he held various management positions. He has lived and worked in Nashville most of his life, and has held many key civic leadership roles including chairman of the Nashville Area Chamber of Commerce, the Nashville United Way campaign, and president of the Canby Robinson Society of the Vanderbilt Medical Center. Mr. McNeilly is the chairman of the Metropolitan Action Commission and a board member of the Harpeth Hall School, Montgomery Bell Academy, the Leah Rose Residence, Tennessee Performing Arts Foundation and United Way’s Community Building Initiative.

Linda E. Rebrovick (47)	Director since June 17, 2001
Term to expire 2005

Member of the Audit Committee

Ms. Rebrovick was one of 12 organizers of Pinnacle Financial Partners. She currently serves as executive vice president and chief marketing officer of BearingPoint (KPMG Consulting changed its name to BearingPoint in October 2002). She became the chief marketing officer in January, 2001 when KPMG Consulting, Inc. was established as a newly independent public company. Ms. Rebrovick was previously executive vice president of Health Care Consulting, KPMG Consulting and national managing partner, KPMG LLP’s Health Care Consulting Practice. Ms. Rebrovick was elected to the KPMG LLP board of directors and she served as the chair of the board process and

Pinnacle Financial Partners, Inc.	Page 8

evaluation committee. She joined KPMG, LLP in January, 1994, as the regional managing partner, southeast region. She has 22 years of experience in consulting, including work for IBM as the business unit executive for its Tennessee Consulting & Systems Integration Services. Ms. Rebrovick spent 16 years in various sales, management and executive positions at IBM.

Ms. Rebrovick has been recognized as the Davidson County Business and Professional Women’s Club “Woman of the Year” and as one of Auburn University’s top 400 women graduates in the past 100 years. She is a graduate of Leadership Nashville and has also served as chair of the Program Committee and selected as one of 40 under 40 of Nashville’s Emerging Leaders, by Nashville Business and Lifestyles. Ms. Rebrovick has been a leader in the Nashville community serving on the Board of Directors of the United Way of Middle Tennessee for the past seven years and was the co-chair of the 2002 Alexis de Tocqueville initiative. Since 2001, she has served as a member of the board of directors of HealthStream, Inc.

MEETINGS AND COMMITTEES OF THE BOARD

     During the fiscal year ended December 31, 2002, the Board of Directors of the Company held ten meetings. All incumbent directors attended at least 75% of the total number of meetings of the Company’s Board of Directors and committees of the Board on which he or she serves, except for Ms. Conway-Welch, who attended 57% of these meetings.

     The Company’s Board of Directors has established the committees described below. The members of each committee are the same for the Company and the Bank and are as identified above.

EXECUTIVE COMMITTEE. The members of the Executive Committee are M. Terry Turner, Robert A. McCabe, Jr., Sue G. Atkinson, Dale W. Polley, and James L. Shaub, II. Under the Company’s By-Laws, the Executive Committee may exercise all authority of the Board in the intervals between Board meetings, except for certain matters. The Executive Committee recommends to the Board of Directors all major policies and procedures pertaining to loan policy. The Executive Committee has overall responsibility for investment strategy of the Company and the Bank. The Executive Committee held twelve meetings in 2002.

AUDIT COMMITTEE. The members of the Audit Committee are Dale W. Polley, Clay T. Jackson, Robert E. McNeilly, Jr., Reese L. Smith, III and Linda E. Rebrovick. The Audit Committee’s responsibilities are set forth in a written charter. On October 15, 2002 and March 4, 2003, the Board of Directors of the Company approved certain amendments to the Audit Committee charter. A copy of this charter, as amended, is attached to this proxy statement as Appendix A. The Audit Committee’s charter provides that the Audit Committee shall consist of at least three members, all of whom shall be “independent”. Members of the Audit Committee shall be considered independent if they have no relationship to the Company, other than that permitted under the listing standards of the National Association of Securities Dealers, if such relationship could interfere with the exercise of their independence from management and the Company. All members of the Audit Committee during 2002 were independent. The Audit Committee charter also provides that the members of the Audit Committee shall

Pinnacle Financial Partners, Inc.	Page 9

be financially literate with at least one having experience or background to qualify as an “audit committee financial expert” as defined in the rules and regulations promulgated by the SEC. The Company believes the Audit Committee members meet these requirements. The primary functions of the Audit Committee consist of:

a.	Ensuring that the affairs of the Company are subject to effective internal and external independent audits and control procedures,
b.	Approving the selection of internal and external independent auditors annually,
c.	Reviewing all Forms 10-KSB and Forms 10-QSB, prior to their filing with the SEC, and reviewing the corresponding Chief Executive Officer and Chief Financial Officer certifications of these reports.
d.	Preparing an annual report for inclusion in the Company’s proxy statement disclosing that the Committee has discussed the annual audited financial statements with management and the independent auditors and, based on these discussions, recommended whether such financial statements should be included in the Company’s annual report filed with the SEC.

Company management, internal and external auditors, independent loan reviewers, compliance consultants and the Company’s General Counsel may attend each meeting or portions thereof as required by the Committee. The Audit Committee held seven meetings in 2002.

COMMUNITY AFFAIRS COMMITTEE. The members of the Community Affairs Committee are Sue G. Atkinson, Colleen Conway-Welch, John E. Maupin, Jr., Robert A. McCabe, Jr., and Robert E. McNeilly, Jr. The Community Affairs Committee evaluates overall community relations including public affairs and advertising. The Community Affairs Committee establishes the Bank’s community development program, and assesses and works to ensure compliance with the Community Reinvestment Act, fair lending laws, and the Home Mortgage Disclosure Act. Additionally, this committee oversees the Bank’s corporate contribution program. The Community Affairs Committee held two meetings in 2002.

HUMAN RESOURCES AND NOMINATING COMMITTEE. The members of the Human Resources and Nominating Committee are James L. Shaub, II, Gregory L. Burns, Clay T. Jackson and Colleen Conway-Welch. The Human Resources and Nominating Committee’s responsibilities are set forth in a written charter which has been approved by the Board of Directors. The Human Resources and Nominating Committee establishes or approves all policies and procedures related to the human resources function of the Company and the Bank including employee compensation, incentive programs, the Company’s 401(k) plan and employee stock option plans. Additionally, this committee annually approves the hiring of all executive officers and evaluates the performance of the Chief Executive Officer annually. This committee is also responsible for nominating individuals for expired or otherwise vacant Board of Directors’ seats. These nominations are put to the full Board of Directors for ratification prior to being included in the proxy for shareholder approval. The Human Resources and Nominating Committee held two meetings in 2002.

Pinnacle Financial Partners, Inc.	Page 10

DIRECTOR COMPENSATION

     For the fiscal year ended December 31, 2002, directors of the Company received $500 for each board meeting attended, $250 for committee chairmanships paid on a quarterly basis and $250 for attendance at board committee meetings. Directors of the Company who are employees of the Company and/or the Bank receive no additional compensation for being a director of the Company or the Bank. Additionally, directors do not receive separate compensation for serving on the Bank’s Board of Directors.

EXECUTIVE MANAGEMENT INFORMATION

     The following table shows for the Named Executive Officers of the Company and the Bank: (a) his or her name, (b) his or her age at March 17, 2003, (c) how long he or she has been an officer, and (d) his or her position.

		Officer
Name	Age	Since	Position with Company and Bank

M. Terry Turner	48	2000	President and Chief Executive Officer
Robert A. McCabe, Jr.	52	2000	Chairman of the Board and Chief Financial Services Officer
Hugh M. Queener	47	2000	EVP and Chief Administrative Officer
James E. White	50	2000	EVP and Senior Lending Officer
Joanne B. Jackson	45	2000	EVP and Client Services Group Manager
Harold R. Carpenter, Jr.	44	2000	SVP and Chief Financial Officer

     Mr. Turner was employed by First American National Bank serving in various capacities from 1979 to 1999. Mr. Turner served from January 1994 until November 1998 as President of the Retail Bank of First American National Bank. From November 1998 until October 1999, he served as President of the Investment Services Group of First American Corporation.

     Mr. McCabe was employed by First American National Bank serving in various capacities from 1976 to 1999, including being appointed vice chairman of First American Corporation from 1994 to 1999.

     Mr. Queener was employed by AmSouth Bancorporation from 1999 to 2000 serving as an Executive Vice President in the consumer banking group in Nashville. Prior to the merger with AmSouth, Mr. Queener was employed by First American National Bank from 1987 to 1999 serving mostly recently as Executive vice president in charge of retail lending from 1987 to 1999. Prior to his employment at First American, Mr. Queener was employed with The Kirchman Corporation from 1986 to 1987 and served as senior vice president for client service, installations and software development and support.

     Mr. White was employed by AmSouth Bancorporation from 1999 to 2000 serving as Executive Vice President – Group Sales Manager for the private banking group in Nashville. Prior to First American National Bank’s merger with AmSouth, Mr. White was employed by First American National Bank from 1991 to 1999 serving in a variety of roles in the commercial and private banking areas, including private banking group manager in 1998 and 1999 and president of the middle region of Tennessee in 1997 and 1998.

     Ms. Jackson was employed by AmSouth Bancorporation from 1999 to 2000 as the business banking team leader in Nashville, Tennessee. Prior to the merger with AmSouth, Ms. Jackson

Pinnacle Financial Partners, Inc.	Page 11

was employed by as a senior vice president at First American National Bank from 1994 to 1999 serving in a variety of roles focusing on the small business market.

     Mr. Carpenter was employed by AmSouth Bancorporation from 1999 to 2000 as a senior vice president in the finance group in Nashville, Tennessee. Prior to the merger with AmSouth, Mr. Carpenter was employed by First American National Bank as senior vice president from 1994 to 1999 serving most recently as the financial manager for the Tennessee, Mississippi and Louisiana areas. Mr. Carpenter was employed by the national accounting firm, KPMG LLP, from 1982 to 1994.

COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities of the Chief Executive Officer and other executive officers of the Company whose salary and bonus payment exceeded $100,000 (collectively, “Named Executive Officers”) for the years ended December 31, 2002 and 2001 and for the period from February 28, 2000 (inception) through December 31, 2000.

Summary Compensation Table

		Annual Compensation			Long-term Compensation

Named Executive Officer		Salary	Bonus	All Other	Number of Securities
Principal Position	Year	($)	($)	Compensation ($)	Underlying Options

M. Terry Turner, Chief Executive Officer	2002	$220,000	$73,333	—	22,500
	2001	220,000	—	—	7,500
	2000	183,250	—	—	45,000
Robert A. McCabe, Jr., Chairman and
Chief Financial Services Officer	2002	$220,000	$73,333	—	22,500
	2001	220,000	—	—	7,500
	2000	91,156	—	—	45,000
Hugh M. Queener, Chief Administrative
Officer	2002	$160,000	$42,667	—	13,500
	2001	160,000	—	—	4,500
	2000	119,384	—	—	30,000

James E. White, Senior Lending Officer	2002	$145,600	$29,120	—	7,000
	2001	140,000	—	—	3,500
	2000	58,333	42,000	—	10,000
Harold R. Carpenter, Jr., Chief Financial
Officer	2002	$119,250	$23,850	—	6,000
	2001	112,500	—	—	3,000
	2000	51,333	8,500	—	2,000
Joanne B. Jackson, Client Services Group
Manager	2002	$117,000	$23,400	—	6,000
	2001	112,500	—	—	3,000
	2000	51,333	14,500	—	5,000

     We believe that bonuses are a valuable tool in motivating an employee base that is focused on providing our customers effective financial advice and increasing shareholder value. As a result, and in what we believe differentiates us from many other financial institutions, substantially all of our employees are eligible for variable pay (bonus) incentives. These incentives are awarded pursuant to an annual plan approved by the Human Resources and Nominating Committee of the Board of Directors. This plan requires the Company to achieve certain financial goals for the calendar year in order for a payment of any annual award to any employee. These financial goals include a limitation as to the maximum level of criticized assets and the achievement of a certain

Pinnacle Financial Partners, Inc.	Page 12

level of pre-tax earnings. Each employee who is eligible for an award is given a target of 10% to 50% of their base pay at the beginning of the year. This percentage decreases or increases should the financial goals not be met or exceeded. The Human Resources and Nominating Committee may, at their discretion, award an additional 5% to an employee based on individual accomplishment. Included in the year ended December 31, 2002 are $720,000 in costs related to these variable pay awards, of which $267,000 was awarded to the above-Named Executive Officers. The variable pay “pool” for 2002 provided an incentive award of target plus an additional 20% to all employees, except for the Named Executive Officers. Thus, a 10% target award received 12% and a 20% target received 24%. The Named Executive Officers’ awards were essentially equal to 67% of their established target award. The awards for 2001 and 2000, which were all less than target, amounted to $50,000 and $84,000, respectively. The incentive plan for 2003 is structured similarly to that of 2002 with there being a limitation as to the Company’s maximum amount of criticized assets and the achievement of a certain earnings per share for the year.

     Option Grants in 2002. The following table sets forth information concerning stock options granted in 2002 to the Named Executive Officers listed above under the Company’s 2000 Stock Incentive Plan. The Company has not granted any stock appreciation rights, restricted stock or any other stock incentives during 2002.

Option Grants for the year ended December 31, 2002

	Number of	Percent of
	Securities	Total Options	Exercise
	Underlying	Granted to All	Price
Name	Options	Employees in 2002	Per Share	Expiration Date

M. Terry Turner	22,500	17.3%	$9.92	February 1, 2012
Robert A. McCabe, Jr.	22,500	17.3%	$9.92	February 1, 2012
Hugh M. Queener	13,500	10.0%	$9.92	February 1, 2012
James E. White	7,000	5.4%	$9.92	February 1, 2012
Harold R. Carpenter, Jr.	6,000	4.6%	$9.92	February 1, 2012
Joanne B. Jackson	6,000	4.6%	$9.92	February 1, 2012
Named executive officers,
as a group	77,500	59.4%	$9.92	February 1, 2012
All employees, as a group	129,700	100.0%	$9.95	Thru December 31, 2012

     All of the Company’s options are issued pursuant to the 2000 Stock Incentive Plan of the Company and vest in 20% increments beginning one year from the date of grant and vest each year for the following four years. Vesting for all options will be accelerated in the event of a “change of control,” (unless the “change of control” occurs prior to October 28, 2003, in which case the options will accelerate at a rate of 33 1/3% per year on October 28, 2001, 2002 and 2003, respectively). A “change of control” generally means the acquisition by a person or group of 40% or more of the voting securities of the Company or the Bank; a change in the majority of the Board over a twelve month period (unless the new directors were approved by a two-thirds majority of prior directors); a merger, consolidation or reorganization in which the Company’s shareholders before the merger own 50% or less of the voting power after the merger; or the sale, transfer or assignment of all or substantially all of the assets of the Company and its subsidiaries to any third party. Pursuant to the 2000 Stock Incentive Plan, options expire ten years from the grant date.

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     Aggregate Option Exercises During 2002 and Option Values at Year-End. The following table sets forth information on options granted to the above Named Executive Officers as of December 31, 2002 under the 2000 Stock Incentive Plan.

Aggregate Option Exercises for the year ended December 31, 2002 and
December 31, 2002 Option Values

	Aggregate option		Number of securities		Value of unexercised
	exercises during 2002		underlying unexercised		in-the-money options
			options at December 31, 2002		at December 31, 2002 (1)
	Shares acquired	Value
	on exercise (2)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

M. Terry Turner	—	—	19,500	55,500	$60,285	$177,465
Robert A. McCabe, Jr.	—	—	19,500	55,500	60,285	177,465
Hugh M. Queener	—	—	12,900	35,100	39,663	111,717
James E. White	—	—	4,700	15,800	15,329	42,681
Joanne B. Jackson	—	—	2,600	11,400	8,982	39,318
Harold R. Carpenter, Jr.	—	—	1,400	9,600	5,490	34,080

(1)	At December 31, 2002, the closing price of the Company’s common stock on the Nasdaq National Market was $12.91 per share.

(2)	No Named Executive Officers exercised any options during 2002.

EMPLOYMENT AGREEMENTS

     The Company entered into a three-year employment contract with M. Terry Turner, President and Chief Executive Officer (“CEO”), on August 1, 2000. The agreement will automatically renew for an additional day each day after March 31, 2000, so that it will always have a three-year term, unless any of the parties to the agreement gives notice of intent not to renew the agreement. The contract provides that the president and CEO will receive an initial annual salary of $220,000 and an annual bonus as determined by the Board of Directors. Additionally, the President and CEO receives other benefits under the employment contract including an incentive stock option to purchase 45,000 shares of common stock at an exercise price of $10 per share pursuant to the Company’s 2000 Stock Incentive Plan. The stock option will become exercisable in equal one-fifth annual increments over a five-year period which began on August 17, 2001. Additionally, pursuant to this agreement with Mr. Turner, the Company will be obligated to pay Mr. Turner his base salary for the following terminating events:

Payment Obligation
Terminating Event	In relation to Base Salary

Mr. Turner becomes permanently disabled	Maximum of six months
The Bank terminates Mr. Turner’s employment without
Cause, as defined in the agreement	End of agreement’s term
Mr. Turner terminates his employment for cause, as defined	Maximum of twelve months
Mr. Turner terminates his employment within twelve months
after a change of control, as defined	Three times base salary and target bonus, plus benefits

     The Company entered into a three-year employment contract with Robert A. McCabe, Jr., Chairman of the Board and Chief Financial Services Officer (the “Chairman”), on August 1, 2000. The agreement will automatically renew for an additional day each day after August 1, 2000, so that it will always have a three-year term, unless any of the parties to the agreement gives notice of intent not to renew the agreement. The contract provides that the Chairman will receive an initial annual salary of $220,000 and an annual bonus as determined by the Board of Directors. Additionally, the Chairman receives other benefits under the employment contract including an incentive stock option to purchase 45,000 shares of common stock at an exercise

Pinnacle Financial Partners, Inc.	Page 14

price of $10 per share pursuant to the Company’s 2000 Stock Incentive Plan. The stock option will become exercisable in equal one-fifth annual increments over a five-year period which began on August 17, 2001. Additionally, pursuant to this agreement with Mr. McCabe, the Company will be obligated to pay Mr. McCabe his base salary under the same terms and conditions as described above under Mr. Turner’s agreement for certain terminating events.

     The Company entered into a three-year employment contract with Hugh M. Queener, Chief Administrative Officer (“CAO”), on December 4, 2000. The agreement will automatically renew for an additional day each day after April 1, 2000, so that it will always have a three-year term, unless any of the parties to the agreement gives notice of intent not to renew the agreement. The contract provides that the CAO will receive an initial annual salary of $160,000 and an annual bonus as determined by the Board of Directors. Additionally, the CAO receives other benefits under the employment contract including an incentive stock option to purchase 30,000 shares of common stock at an exercise price of $10 per share pursuant to the Company’s 2000 Stock Incentive Plan. The stock option will become exercisable in equal one-fifth annual increments over a five-year period which began August 17, 2001. Additionally, pursuant to this agreement with Mr. Queener, the Company will be obligated to pay Mr. Queener his base salary under the same terms and conditions as described above under Mr. Turner’s agreement for certain terminating events.

     The employment agreements set forth above for Messrs. Turner, McCabe and Queener, contain provisions that if the executive terminates his employment with the Company for “cause” within a year following a “change of control”, the executive shall be entitled to a severance payment equal to three times the executive’s then current salary and target bonus. The executive will also receive three years of Company-provided health plan benefits subsequent to his termination. In addition, the executive will be indemnified by the Company for any excise tax due under Section 4999 of the Internal Revenue Code of an amount sufficient to place the executive in the same after-tax position as the executive would have been had no excise tax been imposed upon or incurred or paid by the executive.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information furnished to the Company as of February 24, 2003 concerning certain persons knows to the Company to be the beneficial owners of more than five percent of the outstanding common stock of the Company.

	Number of	Percent of
	Shares Beneficially	all Shares
Name and Address	Owned	Outstanding (1)

Salem Investment Counselors, Inc.	262,790	7.12%
P.O. Box 25427
Winston-Salem, North Carolina 27114-5427

1.	Computed in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

2.	Based solely on information contained in a Schedule 13G filed by Salem Investment Counselors, Inc with the Securities and Exchange Commission on February 12, 2003.

Pinnacle Financial Partners, Inc.	Page 15

     The following table lists, as of February 24, 2003, the number of shares common stock beneficially owned by (a) each current director of the Company, (b) each Named Executive Officer listed in the Summary Compensation Table, and (c) all directors and executive officers, as a group. The information shown below is based upon information furnished to the Company by the named persons.

	Number of	Percent of
	Shares Beneficially	all Shares
Name	Owned (1)(2)	Owned (2)

Directors:
Sue G. Atkinson	18,933	0.51%
Gregory L. Burns	8,793	0.24%
Colleen Conway-Welch	13,333	0.36%
Clay T. Jackson	76,412	2.03%
John R. Maupin, Jr., D.D.S	1,333	0.04%
Robert A. McCabe, Jr.	187,455	4.83%
Robert E. McNeilly, Jr.	36,111	0.97%
Dale W. Polley	35,133	0.94%
Linda E. Rebrovick	16,113	0.43%
James L. Shaub, II	36,111	0.97%
Reese L. Smith, III	33,000	0.89%
M. Terry Turner	131,923	3.45%
Named Executive Officers:
Hugh M. Queener	80,666	2.14%
James E. White	14,800	0.40%
Joanne B. Jackson	14,900	0.40%
Harold R. Carpenter, Jr.	17,400	0.47%
All Directors and executive officers, as a Group (16 persons)	722,416	18.57%

(1)	Each person is the record owner of and has sole voting and investment power with respect to his or her shares. Additionally, the address for each person listed is 211 Commerce Street Suite 300, Nashville, Tennessee 37201.

(2)	For each person, these amounts include common shares outstanding plus all common shares which could be acquired from the exercise of any vested warrants or options within 60 days of February 24, 2003 (record date for Meeting) regardless of price. The percent of shares outstanding is computed by dividing the number of shares beneficially owned noted above by the Company’s total shares outstanding plus the number of shares which could be acquired from the exercise of any vested warrants or options within 60 days of February 24, 2003 regardless of price for each particular person or group. The number of shares which could be acquired from the exercise of any vested warrants or options within 60 days of February 24, 2003 regardless of price for each particular person is as follows: Ms. Atkinson (3,333 shares); Mr. Burns (0 shares); Ms. Conway-Welch (3,333 shares); Mr. Jackson (8,333 shares); Mr. Maupin (333 shares); Mr. McCabe (50,498 shares); Mr. McNeilly (8,333 shares); Mr. Polley (8,333 shares); Ms. Rebrovick (3,333 shares); Mr. Shaub (8,333 shares); Mr. Smith (10,000 shares); Mr. Turner (50,498 shares); Mr. Queener (28,166 shares); Mr. White (6,800 shares); Ms. Jackson (4,400 shares); Mr. Carpenter (3,200 shares) and all directors and executive offices, as a group (197,226 shares).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own beneficially more than 10% of the Company’s outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based on a review of the copies of these reports furnished to the Company during the year ended December 31, 2002, or on written representations from certain reporting persons that no Forms 5 were required for those persons, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements. Additionally, we are not aware of any shareholders who hold more than 10% of the outstanding common stock of the Company.

Pinnacle Financial Partners, Inc.	Page 16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which the directors and officers have a controlling interest. These transactions are on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

     Atkinson Public Relations, of which Sue G. Atkinson is chairman, provides various services for the Company subject to an agreement which was approved by the Board of Directors of the Company. For the year ended December 31, 2002, the Company incurred approximately $110,000 in expenses for services rendered by this public relations company.

REPORT OF THE AUDIT COMMITTEE

     The following is the Report of the Audit Committee regarding the Company’s audited financial statements to be included in the Company’s Annual Report on Form 10-KSB:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the years ended December 31, 2002 and 2001 and for the period from February 28, 2000 (inception) to December 31, 2000.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board’s Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board and have discussed with the independent auditors the auditor’s independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

Dale W. Polley, Chairman
Clay T. Jackson, Member
Robert E. McNeilly, Jr., Member
Linda E. Rebrovick, Member
Reese L. Smith, III, Member

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by referencing and shall not otherwise be deemed filed under such Acts.

Pinnacle Financial Partners, Inc.	Page 17

INDEPENDENT PUBLIC ACCOUNTANTS

     In April of 2002, the Company engaged the accounting firm of KPMG LLP (“KPMG”) as the auditors of the Company’s December 31, 2002 financial statements. This engagement also included reviews of the Company’s Quarterly Reports on Form 10-QSB for the year ended December 31, 2002. The Audit Committee of the Board of Directors of the Company have approved the appointment of KPMG LLP to serve as the Company’s independent auditors for the Company for the year ending December 31, 2003. The Audit Committee considered the background, expertise and experience of the audit team assigned to the Company and various other relevant matters, including the proposed fees for audit services. A representative of KPMG LLP will be present at the Meeting and will be given the opportunity to make a statement if he desires and will be available to respond to appropriate questions from shareholders.

     Arthur Andersen LLP served as the Company’s auditors prior to April 2002. On April 8, 2002 the Board of Directors of the Company determined to dismiss its independent accountants, Arthur Andersen LLP (“Andersen”) and appointed KPMG as its new independent accountants, effective immediately. This determination followed the Company’s decision to seek a proposal from KPMG to audit the Company’s financial statements for the fiscal year ending December 31, 2002. The decision to change accountants was approved by the Company’s Board of Directors upon the recommendation of its Audit Committee.

     During the period from February 28, 2000 (inception) through December 31, 2000, the most recent fiscal year ended December 31, 2001 and for the subsequent period through April 8, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the period from February 28, 2000 (inception) through December 31, 2000, the most recent fiscal year ended December 31, 2001 and for the subsequent period through April 8, 2002.

     The audit reports of Andersen on the consolidated financial statements of the Company as of and for the periods ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During Pinnacle’s two fiscal years ended December 31, 2001, and the subsequent period through April 8, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

     Subsequently, in May of 2002, and in contemplation of the Company’s follow-on public stock offering, the Company engaged KPMG to re-audit the consolidated financial statements of the Company as of and for the periods ended December 31, 2001 and 2000.

     Audit Fees. The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2002 and the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the year ended December 31, 2002 were $70,000. Arthur Andersen LLP billed the

Pinnacle Financial Partners, Inc.	Page 18

Company $4,000 during the year ended December 31, 2002 in order to provide KPMG access and copies of certain relevant prior year audit working papers.

     Financial Information Systems Design and Implementation Fees. No fees were billed by KPMG or Andersen for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2002.

     All Other Fees. The aggregate fees billed by KPMG for services rendered to the Company, other than the services described above for the year ended December 31, 2002, were $99,000. This includes fees which were incurred for services rendered in connection with the filing of the Company’s Federal and state tax returns ($9,000). The remaining $90,000 was audit-related fees which were incurred in connection with the Company’s follow-on stock offering and included the re-audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2001 and 2000. The Audit Committee considered these fees and concluded that the performance of these services was consistent with KPMG’s independence.

OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the Meeting. If, however, any matters other than the election of directors or matters related thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

GENERAL INFORMATION

     Annual Report. The Company’s 2002 Annual Report is being mailed to shareholders with this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.

     Additional Information. A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002, excluding certain exhibits thereto, may be obtained without charge by writing to Pinnacle Financial Partners, Inc., Attn: Chief Financial Officer, 211 Commerce Street, Suite 300, Nashville, Tennessee 37201. Also, the Company’s Annual Report on Form 10-KSB and all quarterly Form 10-QSB’s for the year ended December 31, 2002 can also be accessed via the investor relations section of the Company’s website located at www.mypinnacle.com.

By Order of the Board of Directors,

/s/ HUGH M. QUEENER Hugh M. Queener Corporate Secretary

March 17, 2003

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Appendix A

PINNACLE FINANCIAL PARTNERS, INC.
Audit Committee Charter

General

The Audit Committee (the “Committee”) of the Board of Directors of Pinnacle Financial Partners, Inc. (the “Company”) shall consist of at least three directors, all of whom shall be independent. Members of the Committee shall not receive any compensation from the Company except for their board or committee service, and shall also satisfy the requirements for independence established by the Nasdaq Stock Market. As determined by the Board of Directors, the members of the Committee will be financially literate with at least one having experience or background sufficient to be an “audit committee financial expert” as defined by the Securities and Exchange Commission. Company management and internal and external independent auditors may attend each meeting or portions thereof as required by the Committee. Outside counsel and other consultants and/or advisors may attend meetings at the invitation of the Committee. The Committee shall be authorized, if it determines such action to be appropriate, to retain at the Company’s expense, independent counsel or other consultants and/or advisors. The Committee will have a minimum of four meetings each year (typically once a quarter) and will have special meetings if and when required.

Responsibilities

The Committee’s role is one of oversight; whereas the Company’s management is responsible for the adequacy of the Company’s systems of internal accounting controls and procedures and for preparing the Company’s financial statements. The external independent auditors are responsible for auditing those financial statements. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. The following functions shall be the key responsibilities of the Committee in carrying out its oversight function.

1.	Ensure that the affairs and practices of the Company, Pinnacle National Bank and all other subsidiaries, if any, are subject to proper, effective and continuing internal and external independent audits and control procedures.

2.	Annually approve the selection, evaluation and compensation of the external independent auditors. The Committee will also:

-	Periodically evaluate the qualifications and experience of the independent auditor team, evaluating the audit scope, staffing levels and quality control procedures of the external independent auditors.
-	Ensure that the annual, external audit will be prepared in accordance with generally accepted auditing standards and that the Company’s financial statements are prepared in accordance with generally accepted accounting principles. The audit will include an appropriate evaluation of internal accounting controls and procedures, and the issuance of a report to the Committee regarding such internal controls and procedures.
-	Review and discuss with management and the external independent auditors the annual audited and quarterly unaudited financial statements including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
-	Receive timely reports from the external independent auditor concerning the Company’s critical accounting policies and practices, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of alternative disclosures and treatments and the treatment preferred by the external independent auditor, and all other material written communications between the external independent auditor and the Company’s management and resolve any disagreements between management and the external independent auditors.
-	Review and discuss annually with the external independent auditors the matters required to be discussed by SAS No. 61 and No. 90, as amended or supplemented, and following such review, reach a determination to recommend to the full Board that such audited financial statements be included in the annual report filed with the Securities and Exchange Commission.

-	Approve in advance the retention of the independent auditor for any non-audit service and the fee for such service.
-	Confirm the independence of the independent auditors and obtain a written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees. The Committee will also discuss with the independent auditors any relationship or service that would impact the auditors objectivity and independence and will recommend that the Board take appropriate action in response to the auditor’s statement to ensure the independence of the independent auditors.

3.	Determine whether to retain a third party accounting firm (which shall not be the independent auditor) to provide all or a portion of the internal audit function and the terms and conditions, including fees, for any such engagement. Annually approve the selection, evaluation, compensation and audit plan of the internal audit staff. This selection will be ratified by the full Board of Directors annually. The Committee will determine that the internal audit staff has:

-	Examined and evaluated the effectiveness of the system of internal accounting controls and procedures and the quality of performance in carrying out assigned responsibilities in the organization.
-	Reviewed the reliability and integrity of financial and operating information used and reported.
-	Examined compliance with regulations, laws, policies and sound banking practices and the internal systems in place to assure ongoing compliance and report violations or internal system deficiencies and recommended improvements.
-	Employed bank protection security services to protect clients and associates, assets of the clients, and assets of the Bank.

4.	Ensure that the internal and external audit staffs, as well as the internal loan review staff, have appropriate and direct access to the Committee and periodically meet with the Committee in private session as appropriate.

5.	Establish policies for the Company’s hiring of employees or former employees of the external independent auditor who were engaged on the Company’s account.

6.	Inquire of Company management and independent auditors regarding the appropriateness and quality of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements and the effect of regulatory and accounting initiatives, as well as any off-balance sheet items on the Company’s financial statements.

7.	The Committee shall receive reports from the principal executive and financial officers of the Company regarding all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and whether they have identified for the outside auditors any material weaknesses in internal controls; regarding any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and regarding whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

8.	The Committee shall establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

9.	The Committee shall review quarterly, prior to their filing with the Securities and Exchange Commission, the Company’s Quarterly Report on Form 10-QSB and Annual Report on Form 10-KSB. Additionally, the Committee shall review a report from the Company’s Chief Executive Officer and Chief Financial Officer concerning their certifications filed with such reports.

10.	The Committee shall review and approve all related party transactions to the extent required under NASDAQ Stock Market qualification standards.

11.	The Committee shall be responsible for approval of any waivers or changes to the Company’s code of conduct.

12.	Receive information on the adequacy of the Company’s compliance with established policies, regulations and controls.

13.	Receive regular reports on management’s progress in addressing any problems or issues identified in all audit reports.

14.	Review any recommendations or findings of the Board of Directors or any other Board or Management Committees with a heightened sense of awareness to those matters that have an impact on the financial statements and the internal control structure of the Company. At a minimum, the following items should be reviewed on a consistent basis:

-	The quarterly Internal Loan Review audit schedule, summary of audit findings and allowance for loan loss analysis.
-	The quarterly compliance monitoring schedule, summary of findings, violations of compliance laws and regulations, and corrective actions taken or to be taken.
-	Any violations of the Associate Code of Conduct by any Directors, Officers or Associates having an impact on, or being reasonable related to, the Company’s internal accounting controls and procedures.

15.	Review all regulatory examination reports and determine whether adequate corrective actions are being taken to correct any deficiencies, violations or weaknesses noted in the reports.

16.	Review all significant litigation involving the Company and any of its subsidiaries with the Company’s legal counsel.

17.	Prepare a report for inclusion in the Company’s proxy statement disclosing that the Committee has reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the report whether the Committee recommended to the Board that the audited financial statements be included in the Company’s annual report.

18.	Review and assess the adequacy of the Committee’s charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

19.	Review and assess the effectiveness of the Committee’s performance annually. Address any improvement opportunities in a formal and timely manner and present such to the Board for its consideration and approval.

Quorum

For the transaction of business at any meeting of the Committee, three members shall constitute a quorum.

PROXY	Appendix B

PINNACLE FINANCIAL PARTNERS, INC.
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, APRIL 15, 2003

     The undersigned hereby appoints Robert A. McCabe, Jr. or M. Terry Turner or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Pinnacle Financial Partners, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the BellSouth Amphitheater, BellSouth Tower, 333 Commerce Street, Nashville, Tennessee 37201 and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

PROPOSAL #1:	To elect the four (4) persons listed below to serve as Class III Directors of Pinnacle Financial Partners, Inc. for a three-year term:

Dale W. Polley — Reese L. Smith
James L. Shaub, II — M. Terry Turner

[ ]	FOR all nominees listed above	[ ]	WITHHOLD authority to vote on all nominees listed above	[ ]	FOR ALL EXCEPT - See instruction below

INSTRUCTION: To withhold authority for any individual nominee, mark “For All Except” above, and write the name of the nominees for which you do NOT wish to vote FOR in the space below.

__________________________________________

* * * * * * * *

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in such name by authorized person.

Signature(s) of Shareholder(s)	Please print name of Shareholder(s)	Date: , 2003 (be sure to date your proxy)

I WILL            WILL NOT             ATTEND THE ANNUAL MEETING OF SHAREHOLDERS.

PLEASE MARK, SIGN AND DATE THIS PROXY, AND RETURN IT IN THE ENCLOSED RETURN-ADDRESSED ENVELOPE AS SOON AS POSSIBLE. NO POSTAGE NECESSARY. THANK YOU.